                                                                    EXHIBIT 99.2

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                       OFFICE OF THE UNITED STATES TRUSTEE
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In re:                                                        DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                     Page 1 of 3
                                                                          Statement Number:           8
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Chapter 11                                                             For the Period FROM:       6/1/2002
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Case No. LA 01-44828-SB (Administratively Consolidated with                             TO:       6/30/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                        ----------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
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CASH ACTIVITY ANALYSIS (Cash Basis Only)                        Collateral    Concentration
                                                                  Account        Account
                                                              ----------------------------------------------------------------
Balance before Statement #1                                     $  268,333.21 $   65,956.21
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A.  Total Receipts per all Prior Interim Statements              1,821,937.34  1,569,543.92
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B.  Less:  Total Disbursements per all Prior Statements          1,643,912.51  1,607,362.05
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C.  Beginning Balance                                           $  446,358.04 $   28,138.08
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D.  Receipts during Current Period

      Description
      -----------

  6/6/2002            High Fliers                                    2,308.34
  6/11/2002           B Sky B                                       13,924.40
  6/12/2002           account transfer                                            45,000.00
  6/17/2002           COBRA receipts                                               4,251.72
  6/18/2002           account transfer                                            15,000.00
  6/20/2002           Televisa                                       5,100.00
  6/21/2002           B Sky B                                        1,077.44
  6/24/2002           SPH Mediaworks                                   400.00
  6/26/2002           account transfer                                            40,000.00
  6/30/2002           Interest                                         444.22





      TOTAL RECEIPTS THIS PERIOD                                    23,254.40    104,251.72                  -              -
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E.  Balance Available (C plus D)                                $  469,612.44 $  132,389.80                $ -            $ -
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DEBTOR IN POSSESSION INTERIM STATEMENT NO: 8                         Page 2 of 3
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F.  Less:  Disbursements during Current Period:

    Date     Check No.      Payee/Purpose
    ----     ---------      -------------

  6/4/2002    37314   Matthew Schuler                                                 160.00
  6/5/2002    37315   Business Specialty Printers                                     198.10
  6/7/2002            ADP, Inc                                                        223.01
  6/7/2002    37317   United States Treasury                                         2402.57
  6/12/2002   37318   United States Trustee                                           250.00
  6/12/2002   37319   United States Trustee                                          5000.00
  6/12/2002   37320   United States Trustee                                           250.00
  6/12/2002   37321   United States Trustee                                           250.00
  6/12/2002   37322   United States Trustee                                           250.00
  6/12/2002   37323   United States Trustee                                          3750.00
  6/12/2002   37324   United States Trustee                                           250.00
  6/12/2002   37325   United States Trustee                                          1250.00
  6/12/2002   37326   United States Trustee                                           250.00
  6/12/2002   37327   United States Trustee                                           250.00
  6/12/2002   37328   United States Trustee                                           250.00
  6/12/2002   37329   United States Trustee                                           250.00
  6/12/2002   37330   United States Trustee                                           250.00
  6/12/2002   37331   United States Trustee                                           500.00
  6/12/2002   37332   United States Trustee                                           250.00
  6/12/2002   37333   United States Trustee                                           250.00
  6/12/2002   37334   United States Trustee                                           250.00
  6/12/2002   37335   Bonded Services, Inc                                           6233.75
  6/12/2002   37336   Bowne of Los Angeles, Inc                                       305.00
  6/12/2002   37337   Business Specialty Printers                                      46.55
  6/12/2002   37338   Federal Express                                                  12.29
  6/12/2002   37339   File Keepers LLC                                                654.40
  6/12/2002   37340   Suzanne Nardacci                                               1425.00
  6/12/2002   37341   Pacific Bell                                                     52.84
  6/12/2002   37342   Postmaster                                                       80.80
  6/12/2002   37343   Qwest Communications                                             80.97
  6/12/2002   37344   Recall                                                          504.11
  6/12/2002   37345   Zerolag Communications, Inc                                     100.00
  6/12/2002   37346   Matthew Schuler                                                  80.00
  6/12/2002   wire    Payroll Taxes                                                  6182.92
  6/12/2002           account transfer                               45,000.00
  6/13/2002   7880    Payroll                                                         730.75
  6/13/2002   7881    Payroll                                                        7861.36
  6/13/2002   7882    Payroll                                                        1249.88
  6/13/2002   7883    Payroll                                                        2490.13
  6/13/2002   7884    Payroll                                                         292.64
  6/13/2002   37347   John Lannan                                                    1250.00
  6/13/2002   wire    Irwin Friedman                                                 2084.00
  6/13/2002   wire    Stuart Hersch                                                  2084.00
  6/14/2002   37348   Donald Kushner                                                 2084.00
  6/14/2002   37349   Peter Locke                                                    2084.00
  6/14/2002           ADP, Inc                                                         30.00
  6/17/2002   wire    Federal Express                                                 550.00
  6/18/2002           account transfer                               15,000.00
  6/20/2002   37350   DHL World Wide Express                                           22.15
  6/20/2002   37351   Suzanne Nardacci                                               1537.50
  6/20/2002   37352   STEVEN ROSEN                                                   1175.00
  6/20/2002   37353   ADP, Inc                                                         67.20
  6/20/2002   37354   KEVIN MARINO                                                     46.53
  6/21/2002           ADP, Inc                                                         81.53
  6/26/2002   37355   Blue Cross                                                     9621.00
  6/26/2002   37356   Bowne of Los Angeles, Inc                                       914.00
  6/26/2002   37357   Fortis Benefits Insurance Co.                                  1093.44
  6/26/2002   37358   Suzanne Nardacci                                               1400.00
  6/26/2002   37359   Alice p. Neuhauser                                               88.83
  6/26/2002   37360   Pacific Bell                                                    291.44
  6/26/2002           account transfer                               40,000.00
  6/26/2002   wire    Payroll Taxes                                                 6,303.22
  6/27/2002   7885    Payroll                                                         730.75
  6/27/2002   7886    Payroll                                                       7,942.73

  6/27/2002   7887    Payroll                                                       1,249.87
  6/27/2002   7888    Payroll                                                       2,490.15
  6/27/2002   7889    Payroll                                                         498.40



      TOTAL DISBURSEMENTS THIS PERIOD:                              100,000.00     90,836.81                  -              -
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G.  Ending Balance (E less F)                                     $ 369,612.44   $ 41,552.99                $ -            $ -
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DEBTOR IN POSSESSION INTERIM STATEMENT NO: 8                         Page 3 of 3
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H.  (1)  Collateral Account:
          a)  Depository Name and Location: Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                   323221556
    (2)  Concentration Account:
          a)  Depository Name and Location: Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                  1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account          1891215236        $    1,000.00
Bank of Scotland - Pinocchio                      3549485         1,257,123.20 Pounds Sterling Time Deposit  (KL's interest is 70%)
Bank of Scotland - Basil                          3626816           195,324.40 Pounds Sterling Time Deposit  (KL's interest is 80%)
Allied Pinocchio                                 10747301             4,423.11 Pounds Sterling
KLI-UK                                           10008956             2,416.06 Pound Sterling
Freeway\Kushner-Locke                          323-509487        $      255.95
Edge Entertainment                             1891152710        $      444.92

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                        60-066-930            $  17,531.32
    KL\7 Venture                            1890-69-6360              9,259.95
    Denial Venture                          1890-69-6501             41,672.39
    Cracker LLC                             1891-04-1665              1,000.00
    Swing                                   323-518095                6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                            /s/ ALICE P. NEUHAUSER
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                                            Debtor in Possession